Exhibit 10.7

EQUITY PLEDGE AGREEMENT

THIS EQUITY PLEDGE AGREEMENT (this “Agreement”) is entered into as of July 24, 2009 among LV Administrative Services, Inc., as administrative and collateral agent for the Creditor Parties (as defined below) (the “Pledgee”) and PetroAlgae Inc., a Delaware corporation (the “Pledgor”).

RECITALS

WHEREAS, pursuant to that certain (i) Second Amended and Restated Secured Term Note dated as of the date hereof, issued by PA LLC (f/k/a PetroAlgae, LLC), a Delaware limited liability company (the “Company”) to PetroTech Holdings, Corp. (“PetroTech” and together with the Pledgee, each a “Creditor Party” and collectively, the “Creditor Parties”) (as further amended, restated, modified and/or supplemented from time to time, the “PetroTech Term Note”) which combines and amends and restates each of (a) that certain Amended and Restated Demand Note issued as of August 25, 2008 (and dated August 21, 2008) by the Company to PetroTech which further amended and restated that Demand Note dated August 21, 2008 made by the Company in favor of PetroTech (as amended, restated, modified and/or supplemented from time to time), (b) that certain Demand Note dated as of September 3, 2008 issued by Company to PetroTech (as amended, restated, modified and/or supplemented from time to time), (c) that certain Demand Note dated as of September 18, 2008 issued by Company to PetroTech (as amended, restated, modified and/or supplemented from time to time) and (d) that certain Demand Note dated as of September 25, 2008 issued by Company to PetroTech (as amended, restated, modified and/or supplemented from time to time), (ii) Amended and Restated Secured Convertible Note dated as of the date hereof issued by the Company to Petrotech (as further amended, restated, modified and/or supplemented from time to time, the “PetroTech Convertible Note” and together with the PetroTech Term Note, the “PetroTech Notes”) which combines and amends and restates each of (a) that certain Convertible Demand Note dated as of April 24, 2009 issued by Company to PetroTech (as amended, restated, modified and/or supplemented from time to time), and (b) that certain Secured Convertible Demand Note dated as of May 11, 2009 issued by Company to PetroTech (as amended, restated, modified and/or supplemented from time to time), (iii) that certain Promissory Note dated June 12, 2008 and effective as of September 22, 2006 issued by the Company in favor of XL Techgroup, Inc., a Delaware corporation (“XLT”) and assigned in full by XLT to PetroTech (as amended, restated, modified and/or supplemented from time to time, the “Promissory Note”) (iv) Amended and Restated Master Security Agreement dated as of the date hereof by the Company in favor of Agent (as defined below) (as further amended, restated, modified and/or supplemented from time to time, the “PetroTech Master Security Agreement”) which amends and restates that certain Master Security Agreement dated as of August 21, 2008 by the Company in favor of the Agent on behalf of PetroTech (as amended, restated, modified and/or supplemented from time to time), (v) that certain Guaranty dated as of the date hereof by Pledgor in favor of Pledgee (as amended, restated, modified and/or supplemented from time to time, the “Guaranty” and together with the PetroTech Notes, the Promissory Note, the PetroTech Master Security Agreement, all other guaranties, security agreements, other agreements, instruments and documents executed and/or delivered in connection therewith collectively and as the same may be amended or otherwise modified from time to time, the “Documents” and each a “Document”), the Pledgee and the other Creditor Parties provide or will provide certain financial accommodations to PA and/or the Pledgor.

WHEREAS, in order to induce the Pledgee and the other Creditor Parties to provide or continue to provide the financial accommodations described in the Documents, the Pledgor has agreed to pledge and grant a security interest in the collateral described herein to the Pledgee on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Documents.

2. Pledge and Grant of Security Interest. To secure the prompt payment and performance in full when due, whether by lapse of time or otherwise, of the Secured Obligations (as defined below), the Pledgor hereby pledges, assigns and grants to the Pledgee, for the ratable benefit of the Creditor Parties, a first priority security interest (the “Security Interest”) in any and all right, title and interest of the Pledgor in and to the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the “Collateral”):

(a) Equity Interests. One hundred percent of the units, shares of stock and other equity interests as set forth on Schedule 1 attached hereto together with the certificates (or other agreements or instruments), if any, representing such equity interests, and all options and other rights, contractual or otherwise, with respect thereto (collectively, together with the units, shares of stock and membership or partnership interests and/or proceeds described in Sections 2(b) and 2(c) below, the “Equity Interests”), including, but not limited to, the following:

(i) all units, shares or securities representing a dividend on any of the Equity Interests, or representing a distribution or return of capital upon or in respect of the Equity Interests, or resulting from a stock-split, revision, reclassification or other exchange therefor, and any subscriptions, warrants, rights or options issued to the holder of, or otherwise in respect of, the Equity Interests; and

(ii) without affecting the obligations of the Pledgor under any provision prohibiting such action hereunder or under any Document, in the event of any consolidation or merger involving the issuer of any Equity Interests and in which such issuer is not the surviving entity, all units, shares of each class of the stock or one hundred percent (100%) of the membership or partnership interests, as applicable, of the successor entity formed by or resulting from such consolidation or merger.

(b) Additional Interests. One hundred percent (100%) of the units, each class of the issued and outstanding stock and/or membership or partnership interests owned by the Pledgor of any Person which hereafter becomes a Subsidiary, including, without limitation, the certificates, if any, representing such units, stock and/or membership or partnership interests.

(c) Proceeds. All proceeds and products of the foregoing, however and whenever acquired and in whatever form.

Without limiting the generality of the foregoing, it is hereby specifically understood and agreed that the Pledgor may from time to time hereafter deliver additional units, shares of stock and/or membership or partnership interests, as applicable, to the Pledgee as collateral security for the Secured Obligations. Upon delivery to the Pledgee, for the ratable benefit of the Creditor Parties, such additional units, shares of stock and/or membership or partnership interests shall be deemed to be part of the Collateral and shall be subject to the terms of this Agreement whether or not Schedule 1 is amended to refer to such additional units, additional shares of stock or membership or partnership interests.

3. Security for Secured Obligations. The security interest created hereby in the Collateral of the Pledgor constitutes continuing collateral security for (the “Secured Obligations”): (a) the Obligations (as defined in the Master Security Agreement) and (b) all other obligations and liabilities of the Pledgor and its subsidiaries to the Pledgee and the other Creditor Parties under any Document and otherwise whether now existing or hereafter arising, direct or indirect, liquidated or unliquidated, absolute or contingent, due or not due and whether under, pursuant to or evidenced by a note, agreement, guaranty, instrument or otherwise (in each case, irrespective of the genuineness, validity, regularity or enforceability of such Secured Obligations, or of any instrument evidencing any of the Secured Obligations or of any collateral therefor or of the existence or extent of such collateral, and irrespective of the allowability, allowance or disallowance of any or all of such in any case commenced by or against the Pledgor under Title 11, United States Code, including, without limitation, obligations of the Pledgor for post-petition interest, fees, costs and charges that would have accrued or been added to the Secured Obligations but for the commencement of such case).

4. Delivery of the Collateral. The Pledgor hereby agrees that:

(a) Delivery of Certificates. The Pledgor shall deliver to the Pledgee or its designee (i) simultaneously with or prior to execution and delivery of this Agreement, all certificates representing the Equity Interests and (ii) promptly upon the receipt thereof by or on behalf of the Pledgor, all other certificates and instruments constituting the Collateral. Prior to delivery to the Pledgee or its designee, all such certificates and instruments constituting the Collateral shall be held in trust by the Pledgor for the benefit of the Creditor Parties pursuant hereto. All such certificates shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, substantially in the form provided in Exhibit 1 attached hereto.

(b) Additional Securities. If the Pledgor shall receive by virtue of its being or having been the owner of any Collateral, any (i) unit certificate, stock certificate, membership certificate or other certificate representing units, stock, or a membership or partnership interest, including without limitation, any certificate representing a dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares of stock, units or membership or equity or partnership interests, stock splits, spin-off or split-off, promissory notes or other instrument; (ii) option or right, whether as an addition to, substitution for, or an exchange for, any Collateral or otherwise; (iii) dividends payable in securities; or (iv) distributions of securities in connection with a partial or total liquidation, dissolution or reduction of capital, capital surplus or paid-in surplus, then the Pledgor shall receive such certificate, instrument, option, right, dividend or distribution in trust for the benefit of the Creditor Parties, shall segregate it from the Pledgor’s other property and shall deliver it forthwith to the Pledgee in the exact form received together with any necessary endorsement and/or appropriate stock power, unit power, membership interest power or partnership interest power, as applicable, duly executed in blank, substantially in the form provided in Exhibit 1, to be held by the Pledgee as Collateral and as further collateral security for the Secured Obligations.

(c) Financing Statements. The Pledgor authorizes the Pledgee to file such UCC (as defined in Section 5(b) below) or other applicable financing statements as may be reasonably requested by the Pledgee in order to perfect and protect the Security Interest created hereby in the Collateral.

5. Representations and Warranties. The Pledgor hereby represents and warrants to the Pledgee (which representations and warranties shall be deemed to continue to be made until all of the Secured Obligations have been paid in full in cash and each Document and each agreement and instrument entered into in connection therewith has been irrevocably terminated) that:

(a) Authorization of the Equity Interests. The Equity Interests are duly authorized and validly issued, are fully paid and nonassessable and are not subject to the preemptive rights of any Person. All other shares of stock, units or membership or partnership interests constituting Collateral will be duly authorized and validly issued, fully paid and nonassessable and not subject to the preemptive rights of any Person.

(b) Title. The Pledgor has good and indefeasible title to the Collateral and will at all times be the legal and beneficial owner of such Collateral free and clear of any attachments, levies, taxes, liens, security interests and encumbrances of every kind and nature (“Liens”), except for Permitted Encumbrances. Except with respect to Permitted Encumbrances, there exists no “adverse claim” within the meaning of Section 8-102 of the Uniform Commercial Code as in effect in the State of New York (the “UCC”) with respect to the Equity Interests.

(c) Exercising of Rights. To the best of the Pledgor’s knowledge, other than as set forth on Schedule 5 hereto, the exercise by the Pledgee of its rights and remedies hereunder will not violate any law or governmental regulation or any material contractual restriction binding on or affecting the Pledgor or any of its property.

(d) Pledgor’s Authority. No authorization, approval or action by, and no notice or filing with any governmental authority or with the issuer of any Equity Interests is required either (i) for the pledges made by the Pledgor or for the granting of the security interests by the Pledgor pursuant to this Agreement or (ii) to the best of the Pledgor’s knowledge, for the exercise by the Pledgee of its rights and remedies hereunder (except as may be required by laws affecting the offering and sale of securities).

(e) Security Interest/Priority. This Agreement creates a valid first priority security interest in favor of the Pledgee, for the ratable benefit of the Creditor Parties, in the Collateral. The taking possession by the Pledgee of the certificates, if any, representing the Equity Interests and all other certificates and instruments constituting Collateral and/or the execution and delivery of a Control Acknowledgment (as defined in Section 6(e) below) with regard to uncertificated Equity Interests consisting of membership or partnership interests will perfect and establish the first priority of the Pledgee’s security interest, for the ratable benefit of the Creditor Parties, in the Equity Interests and, when properly perfected by filing or registration, in all other Collateral represented by such Equity Interests and instruments securing the Secured Obligations. Except as set forth in this Section 5(e), no action is necessary to perfect or otherwise protect such security interest.

(f) Litigation. There are no pending or, to the best of Pledgor’s knowledge, threatened actions or proceedings before any court, judicial body, administrative agency or arbitrator which may materially adversely affect the Collateral;

(g) Power and Authority. Other than as set forth on Schedule 5 hereto,the Pledgor has the requisite power and authority to enter into this Agreement and to pledge and assign the Collateral to the Pledgee, for the ratable benefit of the Creditor Parties, in accordance with the terms of this Agreement;

(h) Transfer Restrictions. Other than as set forth on Schedule 5 hereto, there are no restrictions on transfer of the Equity Interests contained in the certificate of incorporation or by-laws (or equivalent organizational documents) of the issuer or otherwise which have not otherwise been enforceably and legally waived by the necessary parties;

(i) Securities Laws. None of the Equity Interests has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject;

(j) Grant of Security Interest. The pledge and assignment of the Collateral and the grant of a security interest under this Agreement vest in the Pledgee, for the ratable benefit of the Creditor Parties, all rights of the Pledgor in the Collateral as contemplated by this Agreement; and

(k) Equity Percentage. The Equity Interests constitute 81.51% of the issued and outstanding units or membership interests owned by the Pledgor of such issuer as set forth on Schedule I hereto, as applicable.

6. Covenants. The Pledgor hereby covenants, that so long as any of the Secured Obligations remain outstanding or any Document is in effect, the Pledgor, shall:

(a) Books and Records. Mark its books and records (and shall cause each issuer of the Equity Interests of the Pledgor to mark its books and records) to reflect the security interest granted to the Pledgee, for the ratable benefit of the Creditor Parties, pursuant to this Agreement and the other Documents.

(b) Defense of Title. Warrant and defend title to and ownership of the Collateral at its own expense against the claims and demands of all other parties claiming an interest therein, keep the Collateral free from all Liens, except for Permitted Liens, and not sell, exchange, transfer, convey, assign, lease or otherwise dispose of its rights in or to the Collateral or any interest therein nor create, incur or permit to exist any Lien whatsoever with respect to any of the Collateral or the proceeds thereof other than that created hereby.

(c) Defend Against Claims. The Pledgor will, at its expense, defend the Pledgee’s right, title and security interest in and to the Collateral against the claims of any other party.

(d) Additional Equity Interests. Not consent to or approve the issuance of (i) any additional shares of any class of capital stock, units or other equity interests of any issuer of such Equity Interests; or (ii) any securities convertible either voluntarily by the holder thereof or automatically upon the occurrence or nonoccurrence of any event or condition into, or any securities exchangeable for, any such shares or units, unless, in either case, such shares or units are pledged as Collateral pursuant to this Agreement.

(e) Further Assurances. Promptly execute and deliver at its expense all further instruments and documents and take all further action that may be reasonably necessary and desirable or that the Pledgee may reasonably request in order to (i) perfect and protect the security interest created hereby in the Collateral (including, without limitation, any and all action necessary to satisfy the Pledgee that the Pledgee has obtained a first priority perfected Security Interest in any units, shares of stock and/or membership or partnership interest; (ii) enable the Pledgee to exercise and enforce its rights and remedies hereunder in respect of the Collateral; and (iii) otherwise effect the purposes of this Agreement, including, without limitation, and if requested by the Pledgee, (A) delivering to the Pledgee irrevocable proxies in respect of the Collateral, which irrevocable proxies will be strictly and only for the purpose of allowing the Pledgee to perfect and protect the Security Interest granted or purported to be granted hereby or to enable the Pledgee to exercise and enforce its rights and remedies hereunder with respect to the Collateral and (B) executing and delivering, and causing the issuer of such Equity Interests to execute and deliver, to each issuer that is a limited liability company or a limited partnership a control acknowledgment (“Control Acknowledgement”) substantially in the form of Exhibit 2 hereto. The Pledgor shall cause each such issuer to acknowledge in writing its receipt and acceptance thereof. Such Control Acknowledgement shall instruct such issuer to follow instructions from the Pledgee without the Pledgor’s consultation or consent.

(f) Amendments. Not make or consent to any amendment or other modification or waiver with respect to any of the Collateral or enter into any agreement or allow to exist any restriction with respect to any of the Collateral other than pursuant hereto, including, without limitation, any amendment that would (i) impair the Collateral or adversely affect in any respect the rights, privileges, benefits and security interests provided to or intended to be provided to the Pledgee or (ii) that in any way adversely affects the perfection of the Security Interest of the Pledgee, for the ratable benefit of the Creditor Parties, in the Collateral, including, without limitation, any amendment electing to no longer treat any membership or partnership interest as a security under Section 8-103 of the UCC, or any election to turn any previously certificated membership or partnership interest into an uncertificated membership or partnership interest.

(g) Compliance with Securities Laws. File all reports and other information now or hereafter required to be filed by the Pledgor with the United States Securities and Exchange Commission and any other state, federal or foreign agency in connection with the ownership of the Collateral.

7. Advances by the Pledgee. Upon the occurrence and during the continuance of an Event of Default, the Pledgee may, at its sole option and in its sole discretion, perform the same and in so doing may expend such sums as the Pledgee may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien (other than a Permitted Lien), expenditures made in defending against any adverse claim (other than a Permitted Lien) and all other expenditures which the Pledgee may make for the protection of the Collateral hereof or which may be compelled to make by operation of law. All such sums and amounts so expended shall be repayable by the Pledgor promptly upon timely notice thereof and demand therefor, shall constitute additional Secured Obligations and shall bear interest from the date said amounts are expended at the highest interest rate set forth in the PetroTech Notes. No such performance of any covenant or agreement by the Pledgee on behalf of the Pledgor, and no such advance or expenditure therefor, shall relieve the Pledgor of any default under the terms of this Agreement or the other Documents. The Pledgee may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by the Pledgor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.

8. Events of Default. Each of the following shall constitute an event of default (“Event of Default”) hereunder:

(a) An “Event of Default” under any Document or any agreement or note related to any Document shall have occurred and be continuing beyond any applicable cure period;

(b) The Pledgor shall default in the performance of any of its obligations under any Document or any agreement between the Pledgor and the Pledgee, including, without limitation, this Agreement, and such default shall not be cured during any applicable cure period;

(c) Any representation or warranty of the Pledgor made herein, in any Document or in any agreement, statement or certificate given in writing pursuant hereto or thereto or in connection herewith or therewith shall be false or misleading in any material respect;

(d) Any portion of the Collateral is subjected to a levy of execution, attachment, distraint or other judicial process or any portion of the Collateral is the subject of a claim (other than by the Pledgee) of a Lien or other right or interest in or to the Collateral and such levy or claim shall not be cured, disputed or stayed within a period of fifteen (15) business days after the occurrence thereof; or

(e) The Pledgor shall (i) apply for, consent to, or suffer to exist the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or other fiduciary of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of creditors, (iii) commence a voluntary case under any state or federal bankruptcy laws (as now or hereafter in effect), (iv) be adjudicated a bankrupt or insolvent, (v) file a petition seeking to take advantage of any other law providing for the relief of debtors, (vi) acquiesce to, or fail to have dismissed, within thirty (30) days, any petition filed against it in any involuntary case under such bankruptcy laws, or (vii) take any action for the purpose of effecting any of the foregoing.

9. Remedies.

(a) General Remedies. Upon the occurrence of an Event of Default and during the continuation thereof, the Pledgee shall have, in respect of the Collateral, in addition to the rights and remedies provided herein, in the Documents or by law, the rights and remedies of a secured party under the UCC or any other applicable law. In addition, Pledgee may exercise all corporate rights with respect to the Collateral including, without limitation, all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any shares of the Collateral as if it were the absolute owner thereof, including, but without limitation, the right to exchange, at its discretion, any or all of the Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof, or upon the exercise by the issuer of any right, privilege or option pertaining to any of the Collateral, and, in connection therewith, to deposit and deliver any and all of the Collateral with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as it may determine, all without liability except to account for property actually received by it.

(b) Transfer and Sale of Collateral. Upon the occurrence of an Event of Default and during the continuation thereof, without limiting the generality of this Section and without notice, the Pledgee may, in its sole discretion, sell or otherwise dispose of or realize upon the Collateral, or any part thereof, in one or more parcels, at public or private sale, at any exchange or broker’s board or elsewhere, at such price or prices and on such other terms as the Pledgee may deem commercially reasonable, for cash, credit or for future delivery or otherwise in accordance with applicable law. To the extent permitted by law, the Pledgee may in such event bid for the purchase of such securities. The Pledgor agrees that, to the extent notice of sale shall be required by law and has not been waived by the Pledgor, any requirement of reasonable notice shall be met if notice, specifying the place of any public sale or the time after which any private sale is to be made, is personally served on or mailed, postage prepaid, to the Pledgor, in accordance with the notice provisions of Section 11 of the Master Security Agreement at least ten (10) days before the time of such sale. The Pledgee shall not be obligated to make any sale of the Collateral regardless of notice of sale having been given. The Pledgee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Pledgor hereby waives and releases any and all right or equity of redemption, whether before or after sale hereunder. At any such sale, unless prohibited by applicable law, the Pledgee may bid for and purchase the whole or any part of the Collateral so sold free from any such right or equity of redemption. All moneys received by the Pledgee hereunder, whether upon sale of the Collateral or any part thereof or otherwise, shall be held by the Pledgee and applied by it as provided in Sections 9(e) and 14 hereof. No failure or delay on the part of the Pledgee in exercising any rights hereunder shall operate as a waiver of any such rights nor shall any single or partial exercise of any such rights preclude any other or future exercise thereof or the exercise of any other rights hereunder. The Pledgee shall have no duty as to the collection or protection of the Collateral or any income thereon nor any duty as to preservation of any rights pertaining thereto, except to apply the funds in accordance with the requirements of Sections 9(e) and 14 hereof. The Pledgee may exercise its rights with respect to property held hereunder without resort to other security for or sources of reimbursement for the Secured Obligations. In addition to the foregoing, Pledgee shall have all of the rights, remedies and privileges of a secured party under the UCC regardless of the jurisdiction in which enforcement hereof is sought.

(c) Private Sale. The Pledgor recognizes that the Pledgee may be unable to effect (or to do so only after delay which would adversely affect the value that might be realized from the Collateral) or may deem it impracticable to effect a public sale of all or any part of the Equity Interests or any of the securities constituting the Collateral and that the Pledgee may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sale shall be deemed to have been made in a commercially reasonable manner and that the Pledgee shall have no obligation to delay sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act of 1933, as amended. The Pledgor further acknowledges and agrees that any offer to sell such securities which has been made privately in the manner described above shall be deemed to involve a “public sale” under the UCC, notwithstanding that such sale may not constitute a “public offering” under the Securities Act of 1933, as amended, and the Pledgee may, in such event, bid for the purchase of such securities.

(d) Retention of Collateral. In addition to the rights and remedies hereunder, upon the occurrence and during the continuance of an Event of Default, the Pledgee may, after providing the notices required by Section 9-620 of the UCC or otherwise complying with the requirements of applicable law of the relevant jurisdiction, retain all or any portion of the Collateral in satisfaction of the Secured Obligations. Unless and until the Pledgee shall have provided such notices, however, the Pledgee shall not be deemed to have retained the Collateral in satisfaction of any Secured Obligations for any reason.

(e) Deficiency. In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Pledgee is legally entitled, the Pledgor shall be liable for the deficiency, together with interest thereon at the highest interest rate set forth in the PetroTech Notes, together with the costs of collection and the reasonable fees of any attorneys employed by the Pledgee to collect such deficiency. Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to the Pledgor, or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

10. Waiver of Marshaling. The Pledgor hereby waives any right to compel any marshaling of any of the Collateral.

11. No Waiver. Any and all of the Pledgee’s rights with respect to the Liens granted under this Agreement shall continue unimpaired, and Pledgor shall be and remain obligated in accordance with the terms hereof, notwithstanding (a) the bankruptcy, insolvency or reorganization of the Pledgor, (b) the release or substitution of any item of the Collateral at any time, or of any rights or interests therein, or (c) any delay, extension of time, renewal, compromise or other indulgence granted by the Pledgee in reference to any of the Secured Obligations. The Pledgor hereby waives all notice of any such delay, extension, release, substitution, renewal, compromise or other indulgence, and hereby consents to be bound hereby as fully and effectively as if such Pledgor had expressly agreed thereto in advance. No delay or extension of time by the Pledgee in exercising any power of sale, option or other right or remedy hereunder, and no failure by the Pledgee to give notice or make demand, shall constitute a waiver thereof, or limit, impair or prejudice the Pledgee’s right to take any action against the Pledgor or to exercise any other power of sale, option or any other right or remedy.

12. Expenses. The Collateral shall secure, and the Pledgor shall pay to the Pledgee on demand, from time to time, all reasonable costs and expenses (including but not limited to, reasonable attorneys’ fees and costs, taxes, and all transfer, recording, filing and other charges) of, or incidental to, the custody, care, transfer, administration of the Collateral or any other collateral, or in any way relating to the enforcement, protection or preservation of the rights or remedies of the Pledgee under this Agreement or with respect to any of the Secured Obligations.

13. Rights of the Pledgee.

(a) Power of Attorney. In addition to other powers of attorney contained herein, the Pledgor hereby designates and appoints the Pledgee, and each of its designees or agents as attorney-in-fact of the Pledgor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuance of an Event of Default:

(i) to demand, collect, settle, compromise, adjust and give discharges and releases concerning the Collateral, all as the Pledgee may reasonably determine;

(ii) to commence and prosecute any actions at any court for the purposes of collecting any of the Collateral and enforcing any other right in respect thereof;

(iii) to defend, settle or compromise any action brought and, in connection therewith, give such discharge or release as the Pledgee may deem reasonably appropriate;

(iv) to pay or discharge taxes, liens, security interests, or other encumbrances levied or placed on or threatened against the Collateral;

(v) to direct any parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Pledgee or as the Pledgee shall direct;

(vi) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral;

(vii) to sign and endorse any drafts, assignments, proxies, unit powers stock powers, membership interest powers, partnership interest powers, verifications, notices and other documents relating to the Collateral;

(viii) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Pledgee may deem reasonably appropriate;

(ix) to execute and deliver all assignments, conveyances, statements, financing statements, renewal financing statements, pledge agreements, affidavits, notices and other agreements, instruments and documents that the Pledgee may determine necessary in order to perfect and maintain the security interests and liens granted in this Agreement and in order to fully consummate all of the transactions contemplated therein;

(x) to exchange any of the Collateral or other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depository, transfer agent, registrar or other designated agency upon such terms as the Pledgee may determine;

(xi) to vote for a shareholder, partner or member resolution, or to sign an instrument in writing, sanctioning the transfer of any or all of the Equity Interests into the name of the Pledgee or into the name of any transferee to whom the Equity Interests or any part thereof may be sold pursuant to Section 9 hereof; and

(xii) to do and perform all such other acts and things as the Pledgee may reasonably deem to be necessary, proper or convenient in connection with the Collateral.

This power of attorney is a power coupled with an interest and shall be irrevocable for so long as any of the Secured Obligations remain outstanding and any Document is in effect. The Pledgee shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Pledgee in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Pledgee shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on the Pledgee solely to protect, preserve and realize upon its security interest, for the ratable benefit of the Creditor Parties, in Collateral.

(b) Performance by the Pledgee of the Pledgor’s Obligations. If the Pledgor fails to perform any agreement or obligation contained herein, the Pledgee itself may perform, or cause performance of, such agreement or obligation, and the expenses of the Pledgee incurred in connection therewith shall be payable by the Pledgor pursuant to Section 7 hereof.

(c) Assignment by the Pledgee. The Pledgee may from time to time assign the Secured Obligations and any portion thereof and/or the Collateral and any portion thereof, and the assignee shall be entitled to all of the rights and remedies of the Pledgee under this Agreement in relation thereto.

(d) The Pledgee’s Duty of Care. Other than the exercise of reasonable care to assure the safe custody of the Collateral while being held by the Pledgee hereunder, the Pledgee shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Pledgor shall be responsible for preservation of all rights in the Collateral, and the Pledgee shall be relieved of all responsibility for the Collateral upon surrendering it or tendering the surrender of it to the Pledgor. The Pledgee shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Pledgee accords its own property, which shall be no less than the treatment employed by a reasonable and prudent Person in the industry, it being understood that the Pledgee shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not the Pledgee has or is deemed to have knowledge of such matters; or (ii) taking any necessary steps to preserve rights against any parties with respect to any Collateral.

(e) Voting Rights in Respect of the Collateral.

(i) So long as no Event of Default shall have occurred and be continuing, to the extent permitted by law, the Pledgor may exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or any Document; and

(ii) Upon the occurrence and during the continuance of an Event of Default, all rights of the Pledgor to exercise the voting and other consensual rights which they would otherwise be entitled to exercise pursuant to clause (i) of this subsection (e) shall cease and all such rights shall thereupon become vested in the Pledgee which shall then have the sole right to exercise such voting and other consensual rights.

(f) Dividend Rights in Respect of the Collateral.

(i) So long as no Event of Default shall have occurred and be continuing and subject to Section 4(b) hereof, the Pledgor may receive and retain any and all dividends and other distributions (other than dividends and other distributions constituting Collateral which are addressed hereinabove) or interest paid in respect of the Collateral to the extent they are allowed under the Documents.

(ii) Upon the occurrence and during the continuance of an Event of Default:

(A) all rights of the Pledgor to receive the dividends, other distributions and interest payments which it would otherwise be authorized to receive and retain pursuant to paragraph (i) of this subsection shall cease and all such rights shall thereupon be vested in the Pledgee which shall then have the sole right to receive and hold such dividends, other distributions and interest payments as Collateral; and

(B) all dividends and interest payments which are received by the Pledgor contrary to the provisions of paragraph (A) of this clause shall be received in trust for the benefit of the Creditor Parties, shall be segregated from other property or funds of the Pledgor and shall be forthwith paid over to the Pledgee as Collateral in the exact form received, to be held by the Pledgee as Collateral and as further collateral security for the Secured Obligations.

(g) Release of Collateral. The Pledgee may release any of the Collateral from this Agreement or may substitute any of the Collateral for other Collateral without altering, varying or diminishing in any way the force, effect, lien, pledge or security interest of this Agreement as to any Collateral not expressly released or substituted, and this Agreement shall continue as a first priority lien on all Collateral not expressly released or substituted.

14. Application of Proceeds. Upon the occurrence of and during the continuance of an Event of Default, any payments in respect of the Secured Obligations and any proceeds of any Collateral, when received by the Pledgee in cash or its equivalent, will be applied as follows: first, to all reasonable costs and expenses of the Pledgee (including, without limitation, reasonable attorneys’ fees and expenses) incurred in connection with the implementation and/or enforcement of this Agreement and/or any of the other Documents; second, to the principal amount of the Secured Obligations; third, to such of the Secured Obligations consisting of accrued but unpaid interest and fees; fourth, to all other amounts payable with respect to the Secured Obligations; and fifth, to the payment of the surplus, if any, to whoever may be lawfully entitled to receive such surplus. The Pledgor shall remain liable to the Pledgee for any deficiency.

15. Costs of Counsel. If at any time hereafter, whether upon the occurrence of an Event of Default or not, the Pledgee employs counsel to prepare or consider amendments, waivers or consents with respect to this Agreement, or to take action or make a response in or with respect to any legal or arbitral proceeding relating to this Agreement or relating to the Collateral, or to protect the Collateral or exercise any rights or remedies under this Agreement or with respect to the Collateral, then the Pledgor agrees to promptly pay upon demand any and all such reasonable documented costs and expenses incurred by the Pledgee, all of which costs and expenses shall constitute Secured Obligations hereunder.

16. Continuing Agreement.

(a) This Agreement shall be a continuing agreement in every respect and shall remain in full force and effect so long as any Document is in effect or any amounts payable thereunder shall remain outstanding.

(b) This Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Pledgee as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made; provided that in the event payment of all or any part of the Secured Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including, without limitation, any reasonable legal fees and disbursements) incurred by the Pledgee in defending and enforcing such reinstatement shall be deemed to be included as a part of the Secured Obligations.

17. Amendments; Waivers; Modifications. This Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except in accordance with the terms of the Documents.

18. Successors in Interest. This Agreement shall create a continuing security interest in the Collateral and shall be binding upon the Pledgor, its successors and assigns and shall inure, together with the rights and remedies of the Pledgee hereunder, to the Pledgee for the ratable benefit of the Creditor Parties and their successors and permitted assigns; provided, however, that the Pledgor may not assign its rights or delegate its duties hereunder without the prior written consent of the Pledgee. To the fullest extent permitted by law, the Pledgor hereby releases the Pledgee, and its successors and permitted assigns, from any liability for any act or omission relating to this Agreement or the Collateral.

19. Notices. All notices required or permitted to be given under this Agreement shall be in conformance with Section 11 of the Master Security Agreement.

20. Counterparts. This Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

21. Headings. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

22. Governing Law; Consent to Jurisdiction and Service of Process; Waiver of Jury Trial; Joinder.

(a) THIS AGREEMENT AND THE OTHER DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

(b) THE PLEDGOR HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE PLEDGOR, ON THE ONE HAND, AND THE PLEDGEE AND/OR ANY OTHER CREDITOR PARTY, ON THE OTHER HAND, PERTAINING TO THIS AGREEMENT OR ANY OF THE OTHER DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OF THE OTHER DOCUMENTS, PROVIDED, THAT THE PLEDGOR ACKNOWLEDGES THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE COUNTY OF NEW YORK, STATE OF NEW YORK; AND FURTHER PROVIDED, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE THE PLEDGEE OR ANY OTHER CREDITOR PARTY FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE INDEBTEDNESS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE INDEBTEDNESS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER

IN FAVOR OF THE PLEDGEE. THE PLEDGOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND THE PLEDGOR HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS. THE PLEDGOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH PLEDGOR AT THE ADDRESS SET FORTH IN THE MASTER SECURITY AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH PLEDGOR’S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

(c) THE PARTIES HERETO DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE PLEDGEE AND/OR ANY OTHER CREDITOR PARTY, AND/OR THE PLEDGOR ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEN IN CONNECTION WITH THIS AGREEMENT, ANY OTHER DOCUMENT OR THE TRANSACTIONS RELATED HERETO OR THERETO.

(d) It is understood and agreed that any person or entity that desires to become a Pledgor hereunder, or is required to execute a counterpart of this Agreement after the date hereof pursuant to the requirements of any Document, shall become a Pledgor hereunder by (i) executing a Joinder Agreement in form and substance satisfactory to the Pledgee, (ii) delivering supplements to such exhibits and annexes to such Documents as the Pledgee shall reasonably request and/or set forth in such joinder agreement and (iii) taking all actions as specified in this Agreement as would have been taken by such Pledgor had it been an original party to this Agreement, in each case with all documents required above to be delivered to the Pledgee and with all documents and actions required above to be taken to the reasonable satisfaction of the Pledgee.

23. Severability. If any provision of this Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

24. Entirety. This Agreement and the other Documents represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Documents or the transactions contemplated herein and therein.

25. Survival. All representations and warranties of the Pledgor hereunder shall survive the execution and delivery of this Agreement and the other Documents.

26. Other Security. To the extent that any of the Secured Obligations are now or hereafter secured by property other than the Collateral (including, without limitation, real and other personal property owned by the Pledgor), or by a guarantee, endorsement or property of any other Person, then the Pledgee shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence and during the continuance of any Event of Default, and the Pledgee has the right, in its sole discretion, to determine which rights, security, liens, security interests or remedies the Pledgee, for the ratable benefit of the Creditor Parties, shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or any of the Pledgee’s rights or the Secured Obligations under this Agreement or under any other of the Documents.

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IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first written above.

PETROALGAE INC.

By:	/s/ David P. Szostak
Name: David P. Szostak
Title: President

LV ADMINISTRATIVE SERVICES, INC., as Agent

By:	/s/ Patrick Regan
Name: Patrick Regan
Title: Authorized Signatory

SCHEDULE 1

Equity Interests Owned by Pledgor

Pledgor	Issuer	Certificate Number	Equity Interests	% of outstanding Equity Interests

PetroAlgae Inc.	PA LLC	2	19,000,000 Units	81.51%

SCHEDULE 5

The Amended and Restated Limited Liability Company Agreement of the Company dated February 16, 2007, as in effect on July __, 2009, sets forth certain restrictions on the transfer of membership units of the Company. In respect of transfers of membership units by any Laurus/Valens Lender (as defined in the Consent referred to below), such restrictions have been waived (the “Waiver”) to the extent transfer is made to a Laurus/Valens Permitted Transferee (as defined in the Consent referred to below). The conditions of the Waiver are more fully described in that certain Consent Agreement, dated as of August 14, 2008 by and among Arizona Sciences and Technology Enterprises, LLC, the Company, the Agent and PetroTech (as amended, modified or supplemented, the “Consent”).

Exhibit 1

Form of Irrevocable [Unit][Stock][Membership/Partnership Interest] Power

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to the following [shares of stock][units][percentage of membership/partnership interests] of                             , a                                 :

[No. of Shares of Stock/Units] [Percentage of Membership/Partnership Interests]	Certificate No.

and irrevocably appoints                                  its agent and attorney-in-fact to transfer all or any part of such [shares of stock][units][percentage of membership/partnership interests] and to take all necessary and appropriate action to effect any such transfer. The agent and attorney-in-fact may substitute and appoint one or more persons to act for him. The effectiveness of a transfer pursuant to this irrevocable [stock][unit][membership/partnership interest] power shall be subject to any and all transfer restrictions referenced on the face of the certificates, if any, evidencing such interest or in the [certificate of incorporation][articles of organization] or [bylaws][operating agreement] of the subject [corporation/limited liability company/limited partnership], to the extent they may from time to time exist.

PETROALGAE INC.

By:
Name:
Title:

EXHIBIT 2

FORM OF CONTROL ACKNOWLEDGMENT

Reference is hereby made to that certain Equity Pledge Agreement, dated as of July 24, 2009 (as amended, restated, modified and/or supplemented from time to time, the “Pledge Agreement”), between PETROALGAE INC. (the “Pledgor”), the sole member of                          (the “Issuer”), and LV Administrative Services Inc., as administrative and collateral agent for the Creditor Parties (as defined therein) (the “Agent”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Pledge Agreement.

The Issuer is hereby instructed by the Pledgor that all of the Pledgor’s right, title and interest in and to all of the Pledgor’s rights in connection with any membership interests in the Issuer now and hereafter owned by the Pledgor are subject to a pledge and security interest in favor of the Agent, for the ratable benefit of the Creditor Parties. The Pledgor hereby instructs the Issuer to act upon any instruction delivered to it by the Agent with respect to the Collateral without seeking further instruction from the Pledgor, and, by its execution hereof, the Issuer hereby agrees to do so.

The Issuer, by its written acknowledgment and acceptance hereof, hereby acknowledges receipt of a copy of the Pledge Agreement and agrees promptly to note on its books the security interests granted under the Pledge Agreement. The Issuer also waives any rights or requirements at any time hereafter to receive a copy of the Pledge Agreement in connection with the registration of any Collateral in the name of the Agent or its designee or the exercise of voting rights by the Agent or its designee.

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IN WITNESS WHEREOF, the Pledgor has caused this Control Acknowledgment to be duly signed and delivered by its officer duly authorized as of this 24th day of July, 2009.

PETROALGAE INC.

By:
Name:
Title:

Acknowledged and accepted this 24th day of July, 2009.

PA LLC

By:
Name:
Title: